PROSPECTUS SUPPLEMENT
TO THE CLASS A AND CLASS C SHARES
PROSPECTUS DATED MARCH 1, 2008
(THE “PROSPECTUS")

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Intermediate Bond Fund
(THE “FUNDS”)

The following schedule should replace the Fees and Expenses schedule for the Short-Term Bond Fund on page 20:

SHAREHOLDER FEES
(fees paid directly from your investment)	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	2.25%	None
Maximum deferred sales charge (as a percentage
of the Net Asset Value at purchase)	None(1)	1.00%(4)

ANNUAL FUND OPERATING EXPENSES
Management Fee	0.40%	0.40%
Distribution (12b-1) and Service Fees	0.50%	1.00%
Other Expenses(2)	0.60%	0.60%
Total Annual Fund Operating Expenses Before
Reductions	1.50%	2.00%
Expense Reductions(3)	–0.80%	–0.55%
Total Annual Fund Operating Expenses After
Reductions	0.70%	1.45%

(1)	Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 0.50% CDSC if they are redeemed within one year of the date of purchase.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

(3)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep the Total Annual Fund Operating Expenses at 0.70% and 1.45% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.

(4)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

The following schedule should replace the Fees and Expenses schedule for the Intermediate Bond Fund on page 25:

SHAREHOLDER FEES
(fees paid directly by you)	Class A Shares	Class C Shares
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)	4.25%	None
Maximum deferred sales charge (as a
percentage of the Net Asset Value at purchase)	None(1)	1.00%(4)
ANNUAL FUND OPERATING EXPENSES (fees paid
from fund assets)
Management Fee(1)(2)	0.40%	0.40%
Distribution (12b-1) Fee and Service Fee	0.50%	1.00%
Other Expenses	0.59%	0.59%
Total Fund Operating Expenses	1.49%	1.99%
Fee Waivers(1)(3)	–0.63%	–0.43%
Net Expenses	0.86%	1.56%

(1)	Class A shares that are purchased at NAV in amounts of $1,000,000 or more will be assessed a 1.00% CDSC if they are redeemed within one year of the date of purchase and a 0.50% CDSC if redeemed after the first year and within the second year.

(2)	Other Expenses are based on estimated amounts for the current fiscal year.

(3)	AIFS has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2009 in order to keep the Total Annual Fund Operating Expenses at 0.86% and 1.56% for the Class A and Class C Shares respectively. This reduction lowers the expense ratio and increases overall returns to investors.

(4)	Class C shares will be assessed a 1.00% CDSC if redeemed within one year of date of purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

AIFA&C 4108